Exhibit 10.10

SUBSCRIPTION AGREEMENT

WHEREAS, each of the undersigned desires to subscribe for shares representing, in the aggregate, ______ (_____) shares of Series E Preferred Stock (the “Shares”) in Genesis Group Holdings Inc. (the “Company”) with an accompanying warrant in the form attached hereto as Exhibit A (each, a “Warrant”) in consideration for a total investment of ________________________ ( $________ ) and

NOW, THEREFORE, the undersigned hereby offer to purchase and subscribe for Shares in the amount set forth under each of their names on the signature page hereto.  Each of the undersigned makes the offer to purchase the aforesaid Shares, upon the terms set forth below and, in connection therewith, makes the following representations and warranties to the Company:

1.   Each of the undersigned understands that the Shares and accompanying Warrants are offered on a negotiated basis for a purchase price per share (with accompanying Warrant) of $1,000 and may be offered to others on the same terms. The Company has agreed to accept $1,000 per Share (with accompanying Warrant) upon acceptance of the subscriptions hereunder, which amount the Company and each of the undersigned agree represents the current fair market value per Share and Warrant after factoring in all of the terms and conditions herein. Each of the undersigned understands and agrees that any Subscription for Shares (and Warrants) is made subject to the following terms and conditions: (a) the Company shall have the right to reject such subscription in whole or in part; (b) the undersigned agrees to comply with the terms of this agreement and the bylaws of the Company, and to execute any and all further documents necessary in connection with becoming a stockholder of the Company.

2.   Each of the undersigned understands that this subscription constitutes an offer to purchase Shares in the Company.

3.   Each of the undersigned, his advisers, if any, and designated representatives, if any, have the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Company, and have carefully reviewed and understand the risks of, and other considerations relating to, the purchase of Shares and the tax consequences of the investment, and have the ability to bear the economic risks of the investment.

4.   Each of the undersigned is acquiring Shares and Warrants for investment for his own account and not with the view to, or for resale in connection with, any distribution thereof and understands and acknowledges that the Shares have not been registered under the Securities Act or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Each of the undersigned further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares.

5.   Each of the undersigned is aware that no federal or state agency has made any findings or determination as to the fairness for public or private investment, nor any recommendation or endorsement, of the Shares and Warrants as an investment.

GENERAL INFORMATION FROM PURCHASERS

6.   The following information must be completed in full before this subscription for Shares and Warrants will be considered by the Company.  The information requested relates to each of the undersigned’s knowledge and experience in financial and business matters and to his ability to bear the economic risks of a proposed investment in the Company.  Such information is required in order to determine whether or not certain suitability standards regarding the proposed investment have been met by the undersigned.

7.   Each of the undersigned represents that he either (i) is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act or (ii) is not a “U.S. Person” as defined in Regulation S as promulgated by the Securities and Exchange Commission under the Securities Act, and, in each case, shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

CERTIFICATION AS ACCREDITED INVESTOR

8.   ACCREDITED INVESTOR CERTIFICATION UNDER FEDERAL SECURITIES LAWS AND MOST STATE SECURITIES LAWS.  Each of the undersigned further represents as follows  (it is requested that at least one of the following categories be initialed by all “accredited investors” as defined in Regulation D under the Securities Act of 1933) (the “Act”) :

__________	a.
The undersigned is a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000, provided that in calculating the undersigned’s net worth: (A) the person's primary residence shall not be included as an asset; (B) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (C) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

__________	b.
The undersigned is a natural person whose individual income exceeded $200,000 in each of the two most recent calendar years or whose joint income with his spouse exceeded $300,000 in each of those years and who reasonably expects to reach the same income level in the current year;

__________	c.
The undersigned is a bank as defined in Section 3 (a) (2) of the Act or any savings and loan association or other institution as defined in Section (3) (a) (5) (A) of the Act whether acting in its individual or fiduciary capacity, a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company registered under the Investment Company Act of 1940 or a business development company as defined in section 2 (a) (48) of that act; a Small Business Investment Company licensed by the U. S. Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3 (21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

__________	d.
The undersigned is any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

__________	e.
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person who has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the investment;

__________	f.	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

__________	g.	The undersigned is a director or executive officer of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer, or

__________	h.
The undersigned is an entity in which all of the equity owners are accredited investors.  If a resident of Arizona, California, Florida, Illinois, or Michigan, please complete and sign Annex B to this Subscription Agreement.

OTHER CRITERIA AND REPRESENTATIONS

9.     The undersigned recognizes the speculative nature and risks of loss associated with investments in intermediate stage companies and that he or she may suffer a complete loss of his or her investment. The Shares and Warrants subscribed for constitute an investment which is suitable and consistent with his investment program and his financial situation enables him to bear the risks of this investment.

10.   The undersigned confirms that he understands and has fully considered, for purposes of this investment, that: (i) the Shares and Warrants (and securities issuable upon exercise of the Warrants) are a speculative investment which involves a high degree of risk of loss by the undersigned of his investment therein, and (ii) there are substantial restrictions on the transferability of, and there will be no public market for the Shares and Warrants and, accordingly, it may be difficult for him to liquidate his investment herein in case of emergency, if possible at all.

11.   The undersigned confirms that, in making his decision to purchase the Shares and Warrants subscribed for, he has relied upon independent investigations made by him or his representatives, including his own professional tax and other advisors, and that he and such representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the officers and directors of the Company concerning the terms and conditions of the investment or any other matter, and to obtain any additional information, to the extent that the officer and directors of the Company possess such information or can acquire it, without unreasonable effort or expense, necessary to verify the accuracy of any information, and that no representations have been made to the undersigned concerning the Shares, the Company, its proposed business activities or other matters, except as set forth in the Company’s filings with the Securities and Exchange Commission and the Company’s press releases (collectively, the “Public Information”).  The undersigned is aware of the restrictions imposed by the U.S. securities laws on the purchase or sale of securities from third parties (including in the public market) by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.  The undersigned agrees that, to the extent he has received or is otherwise in possession of material non-public information regarding the Company, for so long as such information continues to constitute material non-public information regarding the Company, he will not purchase or sell any securities of the Company other than from the Company.

12.   The undersigned understands that the Shares and Warrants are being offered and sold under an exemption from registration provided by the Act, and warrants and represents that any Shares and Warrants subscribed for are being acquired by the undersigned solely for his own account, for investment purposes only, and are not being purchased with a view to or for the purpose of resale, distribution, subdivision or fractionalization thereof; the undersigned has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of any common stock subscribed for or which would guarantee the undersigned any profit or protect the undersigned against any loss with respect to such Shares and Warrants; the undersigned has no plans to enter into such agreement or arrangement and, consequently, he must bear the economic risk of the investment for an indefinite period of time because the Shares and Warrants cannot be resold or otherwise transferred unless subsequently registered under the Act, or an exemption from such registration is available. Further, the certificate evidencing the ownership of the Shares and of any shares issued upon exercise of the Warrants by subscribers shall bear the following (or substantially similar) legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AS AMENDED, AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED UNDER SUCH ACT OR LAWS.

California Residents.  The certificate evidencing the ownership of Shares by subscribers who are residents of California shall also bear the following legend:

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.

Further, the undersigned are advised as follows:

THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  TO THE EXTENT THE CALIFORNIA CORPORATIONS CODE IS APPLICABLE TO ANY OF THE TRANSACTIONS HEREUNDER, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

13.   With a view to making available to the undersigned the benefits of Rule 144 and any other rule or regulation of the Securities and Exchange Commission (“SEC”) that may at any time permit a holder to sell securities of the Company to the public without registration, the Company agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times from and after the effective date of the undersigned’s subscription; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act of 1933, as amended (the “Act,” or the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) furnish to the undersigned, forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Act and the Exchange Act, and (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such documents are not available on the Company’s website or the SEC’s website.

14.   The undersigned is aware that the Company is relying upon the representations and warranties of the undersigned set forth in this Agreement, in part, in determining whether the offering is exempt from registration under the Act and from registration or qualification under any applicable state securities laws .  The Company is relying upon the undersigned’s representations and warranties in determining whether to accept the subscription tendered hereby.

15.   The undersigned represents and warrants that the following statements are true: (i) if the undersigned is a partnership or an association, all of its members are at least 21 years of age and are United States citizens; (ii) if the undersigned is (A) an individual retirement account, (B) an individual retirement account that is established as part of a plan described in Section 401 (a) of the Code under which employees are participants, or (C) a trust established as part of a plan described in Section 401 (a) of the Code, all of he beneficiaries of such plan are at least 21 years of age and are U.S. citizens; (iii)  if the undersigned is a corporation, it is incorporated under the laws of the United States and is authorized and otherwise duly qualified to hold an interest in the Company; (iv) if the undersigned is a corporation and any of such corporate partner’s shareholders are not such U.S. citizens or domiciled in the United States, then such shareholders’ countries of domicile permits U.S. citizens to own interest in U.S. corporations.

16.   The undersigned agrees that the foregoing representations and warranties shall survive his acquisition of Shares and Warrants pursuant to this Agreement, as well as any rejection by the Company of a subscription for the Shares and Warrants.

17.   The undersigned represents, under penalties of perjury, that he is not subject to backup withholding under the provisions of Section 3406 (a) (1) (C) of the Internal Revenue Code of 1986 and that his social security number or taxpayer identification number provided to the Company is true and correct.

18.   Market Stand-Off Agreement.  Each of the undersigned hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act in connection with the first public offering of equity securities by the Company after the date hereof (other than in connection with a Rule 145 transaction or a registration on Form S-8 or otherwise with respect to an employee incentive plan), he shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by him at any time during such period; provided, however, that (i) all then executive officers and directors of the Company enter into similar agreements, and such market stand-off time period shall not exceed one hundred eighty (180) days, subject to extension for no more than an additional 34 days as requested by the underwriters to ensure compliance with applicable FINRA rules related to the publishing of research reports.  To enforce the foregoing covenant, the Company may include an appropriate legend on any securities held by the undersigned and may impose stop transfer instructions with respect to such securities (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

The preceding representations do not constitute a waiver of any rights the undersigned may have under applicable U.S. or state securities laws.

COMPANY REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants that:

(a)   it has all requisite power and authority to carry on its business as currently conducted;

(b)   all action on the part of the Company, its board of directors, officers and existing stockholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of the Company hereunder and thereunder shall have been taken, and this Agreement, assuming due execution by the parties hereto and thereto, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, in each case at the time of the issuance of the Shares;

(c)   the Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, shall be duly and validly issued and will be free of restrictions on transfer directly or indirectly created by the Company other than restrictions on transfer under this Agreement and under applicable federal and state securities laws;

(d)   the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance by the Company of its obligations hereunder will not conflict with or result in the violation of or default under any provision of the Company’s Certificate of Incorporation, as amended, any agreement or instrument to which either the Company is a party or by which it or any of its property is bound, or any license, permit, franchise, judgment, order, writ, decree, statute, rule or regulation applicable to the Company or its business or properties, and no consent, approval, authorization or order of any court or governmental agency is required in connection with the consummation of the transactions contemplated by this Agreement; and

(e)   all information contained in the Public Information is true and accurate in all material respects.

 [Signatures Appear On The Following Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Subscription Agreement this __________ day of September, 2012

SUBSCRIBER:

By_____________________________________________

Name:

No. of Shares:
Price Per Share:	$1,000
Purchase Price:	$

Place of Execution:	________________
Address:	________________
________________
________________
Telephone:	________________

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION THEREFROM IS AVAILABLE.

Accepted by the Company this            day September, 2012.

GENESIS GROUP HOLDINGS, INC.

By:
Name:	Lawrence Sands
Corporate Secretary

Exhibit A

Form of Warrant